Exhibit 10.1.9

                             PACIFIC CAPITAL BANCORP

                 AMENDED AND RESTATED 1996 DIRECTORS STOCK PLAN

                          (Effective February 22, 2000)

1.       PURPOSES OF THE PLAN

         The purposes of this 1996 Directors Stock Plan are to attract, motivate and retain the best available Directors for the Company and each of its Subsidiaries and to provide them with additional incentive to promote the success of the Company's business.

2.       DEFINITIONS

         As used herein, the following definitions shall apply:

         2.1 Administrator. "Administrator" means the Board of Directors or any of its Committees as shall be administering the Plan in accordance with Section 8 of the Plan.

         2.2 Applicable Laws. "Applicable Laws" means the federal and state laws relating to the administration of stock option plans.

         2.3 Award. "Award" means any Option or Restricted Stock granted or issued under this Plan.

         2.4 Award Agreement. "Award Agreement" means any Option Agreement or Restricted Stock Agreement, as appropriate, relating to any Award.

         2.5 "Board of Directors" means the Board of Directors of the Company.

         2.6 "Change of Control" means the occurrence of either of the following events:

                  2.6.1 An acquisition (other than directly from the Company) of any voting securities of the Company by any person (as that term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act), immediately after which such person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities;

                           A. provided that a Change of Control shall not be deemed to have occurred if the person acquiring the securities is either (a) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its Subsidiaries or (b) the Company or any of its Subsidiaries; and

                           B. provided further that a Change of Control shall not be deemed to have occurred if any other person acquires such securities in connection with any merger, consolidation or other reorganization of the Company in a transaction after which:

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                           (1)  the  shareholders  of the  Company,  immediately
         before such transaction, own directly or indirectly immediately after such transaction at least fifty-one percent (51%) of the voting securities of the surviving corporation in substantially the same proportion as their ownership of the voting securities of the Company immediately before such transaction; or

                           (2) the individuals who were Incumbent Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation"); provided that, if the Company is not the Surviving Corporation, the individuals who were Incumbent Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of the ultimate parent corporation of the Surviving Corporation; or

                           (3) no person [other than (a) the Company, (b) any Subsidiary of the Company, or (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary of the Company], has beneficial ownership of thirty-five percent (35%) or more of the combined voting power of the Surviving Corporation's voting securities outstanding immediately after such transaction; or

                  2.6.2 A cumulative change in the composition of the Board of Directors occurring during any two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; provided that no individual shall be considered to be an Incumbent Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                  2.6.3 Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than the permitted amount of the then outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities then outstanding, increases the proportional number of voting securities beneficially owned by such person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and, after such acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur.

                  2.6.4  Notwithstanding  anything  in this  Plan  or any  Stock
Option Agreement or Restricted Stock Agreement to the contrary, (a) the occurrence of a merger, consolidation or reorganization that is described in
Section 11.2 of this Plan shall not be considered the occurrence of a change of control for any purposes under this Plan or any Stock Option Agreement or Restricted Stock Agreement and (b) if a merger, consolidation, reorganization or other transaction might be deemed to be described in both this Section and
Section 11.2 of this Plan, such merger, consolidation, reorganization or other transaction shall be deemed to be described in only Section 11.2 of this Plan.

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         2.7 "Code" means the Internal Revenue Code of 1986, as amended.

         2.8 "Commission" means the Securities and Exchange Commission.

         2.9 "Committee" means the Committee of the Board of Directors that shall administer the Plan.

         2.10 "Common Stock" means the Common Stock of the Company.

         2.11 "Company" means Pacific Capital Bancorp, a California corporation.

         2.12  "Disability"  means total and permanent  disability as defined in
Section 22(e)(3) of the Code.

         2.13 "Donative Transfer" means any transfer of an Option or Reload Option made for donative purposes or without the payment or receipt by or on behalf of the Optionee of any cash, property or other consideration. For purposes of this Section 2.13, neither an Optionee's receipt of or eligibility for a deduction, credit or similar allowance for federal or state income tax or estate tax purposes nor the transferee's use for family or support purposes of any proceeds realized from the sale of any shares of Common Stock acquired on exercise of an Option shall be deemed to be the receipt of consideration.

         2.14 Effective Date. "Effective Date" means February 22, 2000, the date on which the amendment of this Plan was approved by the Board of Directors.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.16 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows.

                  2.16.1 If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the date of determination.

                  2.16.2 If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination.

         2.17 Incumbent Directors. "Incumbent Directors" means Directors of the Company who either (a) are Directors of the Company as of the Effective Date, or
(b) are elected, or nominated for election, to the Board of Directors by the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination; provided that, for purposes of clause (b) of this Section 2.17, an individual whose election or nomination is effected in connection with an actual or threatened Election Contest or Proxy Contest relating to the election of Directors to the Company shall not be considered an Incumbent Director.

         2.18 Nonqualified  Stock Option.  "Nonqualified  Stock Option" means an
Option  which  is  not   designated   as  an  Incentive   Stock  Option  by  the
Administrator.



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         2.19  "Option"  means a stock option  granted  pursuant to the Plan and
shall  include  Reload  Options.   All  Options   granted   hereunder  shall  be
"nonstatutory stock options" and each such Option shall be evidenced by a written Stock Option Agreement.

         2.20 "Optioned Stock" means the Common Stock subject to an Option.

         2.21 "Optionee" means a Director who receives an Option.

         2.22 "Participant" means any Director who has received an Award under this Plan.

         2.23 "Plan" means this Restricted Stock Option Plan, as amended and restated.

         2.24 Restricted Stock. "Restricted Stock" means Common Stock awarded under this Plan.

         2.25 Restricted Stockholder. "Restricted Stockholder" means a Director granted an award of Restricted Stock under this Plan.

         2.26 Restricted Stock Agreement. "Restricted Stock Agreement" means a written agreement between the Company and the Restricted Stockholder evidencing the terms and restrictions applying to the award of the Restricted Stock. Each Restricted Stock Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Restricted Stock Agreement need not be the same.

         2.27 "Plan" means this 1996 Directors Stock Option Plan.

         2.28 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3 in effect at the time in question.

         2.29 "Section 16(b)" means Section 16(b) of the Exchange Act.

         2.30 "Stock Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Option Agreement need not be the same.

         2.31 "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined as Section 424(f) of the Code.

3.       STOCK SUBJECT TO THE PLAN

         3.1 Original  Reserve.  Subject to the  provisions of Sections 11.1 and
11.2 of the Plan, the maximum aggregate number of shares which are reserved for issuance upon exercise of Options and other Awards granted under the Plan is Five Hundred Fifty Thousand (550,000) shares of Common Stock. During the term of this Plan, the Company will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan (the Plan "Reserve").

         3.2 Adjustments In Reserve. In the event that any outstanding Option granted under the Plan expires or is terminated without exercise, or with only partial exercise, prior to the end of the period during



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which  Options  may be  granted  under the Plan,  the  shares  allocable  to the unexercised portion of such Option shall be added back into the Reserve. In the event that any outstanding shares of Restricted Stock awarded under the Plan are repurchased by the Company prior to the end of the period during which Restricted Stock may be awarded under the Plan, such shares of Restricted Stock shall be added back into the Reserve.

4.       ELIGIBILITY

         Awards may be granted only to Directors of the Company, or any Subsidiary, who are not otherwise employed by the Company or any Subsidiary. In addition, notwithstanding any other provision contained in this Plan, no Director shall be eligible to receive any Award under the Plan if such individual owns stock and securities possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. Notwithstanding anything in this Plan to the contrary, no person shall be entitled to the grant of more than one Award during or with respect to any year by reason of such person acting as a Director of more than one of the Company or a Subsidiary. No person shall be eligible to receive the grant of an Award under this Plan unless he or she is a Director of the Company or such Subsidiary on the date of such grant.

5.       TYPES OF AWARDS

         5.1 Grant of Options.

                  5.1.1 Effective Date of Option Grant. The "grant" of an Option pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Board of Directors or the Committee announces the grant of the Option; or (b) such later date designated by the Board of Directors or the Committee or set forth in the Stock Option Agreement.

                  5.1.2 Determination of Grants.

                           A. The Administrator may from time to time, in its absolute discretion:

                                    (1)  Determine  which  Directors  are  to be
                  granted Options;

                                    (2) Determine  the number of shares  subject
                  to Options granted to any Director; and

                                    (3) Determine the other terms and conditions
                  of such Options consistent with this Plan.

                           B. Upon the selection of a Director to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as the Administrator deems appropriate.

                  5.1.3 Other Awards. Options may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

                  5.1.4 Stock Option Agreements. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement.



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        5.2      Award of Restricted Stock.

                  5.2.1 Effective Date of Award. The award of Restricted Stock pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Board of Directors or the Committee announces the award of the Restricted Stock; or (b) such later date designated by the Board of Directors or the Committee or set forth in the Restricted Stock Agreement.

                  5.2.2 Determination of Awards.

                           A. The Administrator may from time to time, in its absolute discretion:

                                    (1)  Determine  which  Directors  are  to be
                  awarded Restricted Stock;

                                    (2)  Determine the purchase  price,  if any,
                  and the form of payment of the purchase price for the Restricted Stock; provided that such purchase price shall be no less than par value;

                                    (3) Determine the period, if any, over which
                  the Restricted Stockholder's interest in the Restricted Stock shall vest; provided that such period shall not be longer than five (5) years and at least twenty percent (20%) of the interest shall vest on each anniversary of the date of issuance of the Restricted Stock; provided further that the Administrator may provide in any Restricted Stock Agreement that the Restricted Stock shall be fully vested on the occurrence of a Change in Control; and

                                    (4)    Determine   the   other   terms   and
                  conditions, consistent with this Plan, applicable to the award of the Restricted Stock.

                           B. Upon the grant of Restricted Stock award, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  5.2.3 Other Awards. Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

                  5.2.4 Restricted Stock Agreements. Each award of Restricted Stock shall be evidenced by a written Restricted Stock Agreement.

         5.3 Performance Awards. The Administrator may designate whether any grant of any Option or Restricted Stock is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any grant of an Option or award of Restricted Stock designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures established by the Administrator. For grants of Options and awards of Restricted Stock intended to be "performance-based compensation," the grant of the Option or Restricted Stock and the establishment of the performance measures shall be made during the period required under
Section 162(m) of the Code.

6.       TERMS OF OPTIONS

         6.1 Term of Option. Subject to the provisions of Section 6.3, below, the term of each Option shall be five (5) years from the date of grant thereof.

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         6.2 Exercise Price and Consideration.

                  6.2.1 Exercise Price. The exercise price per share for the shares to be issued upon exercise of an Option shall be 100% of the Fair Market Value per share of Common Stock on the date of grant of the Option.

                  6.2.2 Consideration. The consideration to be paid for the shares to be issued upon exercise of an Option shall consist entirely of cash, cashier's or bank certified check, or other shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the exercise price for the shares as to which the Option is being exercised, or any combination of such methods of payment. In the event that the exercise price is paid, whether in whole or in part, through the tender of shares of Common Stock already owned by the Optionee, then the Option must be exercised for a minimum of at least 100 shares or the total number of shares subject to the Option, if less than 100 shares.

        6.3      Exercise of Option.

                  6.3.1 Six-Month Vesting Period. Any Option shall become exercisable only after the expiration of six (6) months following the date of grant of such Option. Thereafter, the Option shall be fully vested and shall be exercisable in whole or in part at any time and from time to time during the term of the Option.

                  6.3.2 Acceleration on Change of Control. Upon the occurrence of a Change of Control, all unexercised Options then outstanding shall be and become immediately exercisable effective as the effective date of such Change of Control. The Company shall use its reasonable efforts to promptly notify each Optionee upon the occurrence of a Change of Control; provided that neither the Company nor any member of the Board of Directors or the Committee shall have any liability to any Optionee solely by reason of any delay or failure to give notice of the occurrence of a Change of Control.

                  6.3.3 Procedure for Exercise. An Option shall be deemed to be exercised when the Optionee has delivered to the Administrator written notice of such exercise and full payment of the exercise price for the shares with respect to which the Option is being exercised. Full payment shall consist of such consideration as is allowable under Section 6.2, above. An Option may not be granted or exercised for a fraction of a share. Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for the purposes of the Plan and for issuance under the Option, by the number of shares as to which the Option is exercised. Optionee may designate in the notice of exercise that some or all of the shares of Common Stock or other securities to be issued upon such exercise shall be issued in the name of Optionee's spouse, the trustee of a revocable trust in which Optionee and his or her spouse are the sole primary beneficiaries, Optionee's prior spouse, or any combination of the foregoing. Notwithstanding anything herein to the contrary, Optionee may not designate in the notice of exercise that any of the shares of Common Stock or other securities shall be issued to Optionee's prior spouse unless such issuance is to be made pursuant to a domestic relations order as defined in the Code or Title I of the Employee Income Retirement Security Act, or the rules thereunder. The Company may rely on a representation of the Optionee, or such other evidence as the Company deems appropriate, for purposes of determining the propriety of the exercise of any Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Company shall have no obligation to independently investigate the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

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                  6.3.4  Rights  as  a  Shareholder.   Until  the  issuance  (as
evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the shares of Common Stock, the Optionee shall have no right to vote or receive dividends or any other rights as a shareholder with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment shall be made in the exercise price payable on the exercise of any Option or the number of shares of Common Stock or other securities or property issuable upon exercise of an Option for any dividend, distribution or other right for which the record date is prior to the date the stock certificate is issued to Optionee with respect to any Optioned Stock, except as provided in Section 11.1 and Section 11.2, below.

                  6.3.5 Termination of Option.

                           A. Termination of Status as Director. If an Optionee's continuous status as a Director is terminated other than for cause or by reason of the Optionee's death or disability, the Optionee may, but only within the three (3)-month period from the date of the termination of the Optionee's status as a Director (but not later than the expiration of the term of the Option), exercise any outstanding Option (including any Reload Option) to the extent that the Option was exercisable at the date of such termination. If the Optionee does not exercise the Option in full during such 3-month period, the unexercised portion of the Option shall terminate at the close of business, California time, on the last business day of such 3-month period and thereafter shall not be exercisable in whole or in part. Notwithstanding anything in this Section to the contrary, if the Option is not exercisable on the date of the termination of the Optionee's status as a Director, then the Option shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part.

                           B. Disability of Optionee. Notwithstanding the provisions of Section 6.3.5.A, above, if an Optionee's continuous status as a Director is terminated other than for cause and as a result of the Optionee's death or disability, the Optionee or his or her estate or personal representative may exercise the Option to the extent that the Option was exercisable at the date of such termination in whole or in part at any time and from time to time during the twelve
         (12)-month period from the date of the termination of the Optionee's status as a Director. If the Optionee does not exercise the Option in full during such 12-month period, the unexercised portion of the Option shall terminate at the close of business, California time, on the last business day of such 12-month period and thereafter shall not be exercisable in whole or in part. Notwithstanding anything in this Section to the contrary, if the Option is not exercisable on the date of the termination of the Optionee's status as a Director, then the Option shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part.

                           C. Termination for Cause. If an Optionee's continuous status as a Director is terminated for cause, all outstanding Options held by the Optionee shall terminate simultaneously with the termination of the Optionee's status as a Director and thereafter shall not be exercisable in whole or in part. For purposes of this Section, an Optionee's status as a Director shall be deemed to be terminated for "cause" as of the date on which the Optionee is removed as a Director for any reason described in Section 304 of the California General Corporation Law.

                           D. Status as a Director. The termination of an Optionee's status as a Director shall be deemed to occur on the effective date of the earliest of (a) the Optionee's resignation as a Director, (b) the removal of the Optionee as a Director, or (c) the Optionee's death.

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         6.4 Reload Features.

                  6.4.1 Grant of Reload Options. Whenever the holder of an Option granted under this Plan (including any Reload Options granted under the provisions of this Section 6.4 or Section 9, below) (the "Original Option") exercises the Original Option and pays the exercise price by tendering shares of the Common Stock held by the Optionee, then the Company shall grant the Optionee a new option (the "Reload Option") for that number of shares of the Common Stock which is equal to the number of shares tendered by the Optionee in payment of the exercise price for the Original Option. All Reload Options granted hereunder shall be on the following terms and conditions.

                           A. Exercise Price. The exercise price per share shall be an amount equal to the Fair Market Value per share of the Common Stock as of the date of exercise of the Original Option.

                           B. Expiration Date. The term of the Reload Option shall begin as of the date of exercise of the Original Option and, unless terminated sooner pursuant to the terms of this Plan or the Stock Option Agreement, shall terminate five (5) years thereafter.

                           C. Vesting Period. Any Reload Option shall become exercisable one (1) year following the date of grant of such Reload Option. Thereafter the Reload Option shall be fully vested and shall be exercisable in whole or in part at any time and from time to time during the term of the Reload Option.

                           D. Other Terms. All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

                  6.4.2 Restrictions on Reload Options. Any and all Reload Options granted pursuant to this Section 6.4 (or Section 9, below) shall be subject to the following conditions and restrictions.

                           A. Holding Period of Shares Tendered. No Reload Option shall be granted pursuant to Section 6.4.1, above, unless the shares of Common Stock tendered upon exercise of the Original Option in payment therefore have been held by the Optionee for a period of more than six (6) months prior to the exercise of the Original Option. The Company may rely on a representation of the Optionee, or such other evidence as the Company deems appropriate, for purposes of determining the holding period of any shares surrendered on exercise of an Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Company shall have no obligation to independently investigate the holding period or the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

                           B. Holding Period of Original Option Shares. If any of the shares of Common Stock of the Company which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option, then the Reload Option shall immediately terminate.

                           C. Exception. The holding period restrictions set forth in Sections 6.4.2.A and 6.4.2.B, above, shall not apply to an Optionee's transfer of shares of Common Stock (i) to the Company in payment of all or any portion of the exercise price upon exercise of an Option, whether an Original Option or a Reload Option, or (ii) in satisfaction of the Optionee's income tax withholding obligation, if any, by the transfer of shares to the Company or by the Company's withholding of shares that would otherwise be issued as a result of the exercise of an Option, or (iii) to the acquiring party in any transaction described in Section 11.2, below, in which the Company is not the surviving corporation, or (iv) to any person described in
         Section 6.5.2.A hereof so long as the transfer satisfies the conditions of Section 6.5.2 hereof.

        6.5      Transferability of Options.

                  6.5.1 Restriction on Transfer. Except as specifically set forth in Section 6.5.2 hereof, no Option or Reload Option may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of in any manner, other than by will or the laws of descent and distribution.

                  6.5.2 Limited Transferability. A Stock Option Agreement may provide that an Optionee may transfer all or any portion of any Option or Reload Option in accordance with the provisions of this Section 6.5.2. If a Stock Option Agreement permits the transfer of any Option or Reload Option, any transfer that does not comply with all of the provisions of this Section 6.5.2 and the Stock Option Agreement shall be null and void ab initio. The provisions of the Stock Option Agreements dealing with the transferability of the Options need not be identical for all Options and the provision for transferability with respect to one Option shall not require the provision for transferability with respect to any other Option.

                           A. Permitted Transferees.  An Option or Reload Option
         may be transferred or assigned by the Optionee only to one or more of the following: (a) the Optionee's spouse, parents and lineal descendants, including adopted children (the "Immediate Family Members"); (b) a trust established by the Optionee and with respect to which all beneficial interests are held by one or more of the Optionee, the Immediate Family Members, and a tax-exempt charitable organization which has only a contingent residual interest in the trust; (c) a partnership or limited liability company established by the Optionee and in which all beneficial interests are held by one or more of the Optionee and the Immediate Family Members; (d) a tax-exempt educational, religious or charitable organization, as those terms are defined in Section 501(c)(3) of the Code; and (e) such other persons and entities as the Company may specifically approve in writing after written notice from the Optionee. The Company may require as a condition to the transfer of any Option or Reload Option under this Section that the transferee provide to the Company reasonable evidence that the proposed transferee is described in one of the foregoing clauses.

                           B. Permitted Transfers. Any transfer of an Option or Reload Option under this Section 6.5.2 must be either a Donative Transfer, a transfer to a partnership or limited liability company described in clause (c) of Section 6.5.2.A above, or a transfer specifically approved in writing by the Company after written notice from the Optionee.

                           C. Minimum Transfer. Any transfer of an Option or a Reload Option must be with respect to not less than one hundred (100) shares of Optioned Stock and may be made only in whole number multiples of one hundred (100) shares of Optioned Stock.

                           D. Notice to the Company. The Optionee shall give the Company at least ten (10) days prior written notice of any proposed transfer of an Option or Reload Option pursuant to this Section 6.5.2.A and shall include with such notice:

                                    (1) The name  and  address  of the  proposed
                  transferee and a statement of the basis on which the proposed transferee is a permitted transferee under Section 6.5.2.A hereof; and

                                    (2)  The   proposed   transferee's   written
                  agreement to accept the transferred Option or Reload Option and any shares of Common Stock acquired on exercise of the Option or Reload Option subject to all of the terms and conditions of this Plan and the applicable Stock Option Agreement, including the provisions dealing with the termination of the Option or Reload Option on the death or disability of the Optionee or the termination of the Optionee's status as a Director of the Company.

                           E. No Further Transfer. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, a transferee of any Option or Reload Option shall not have the right to further transfer all or any portion of the transferred Option, other than (a) by will or the laws of descent and distribution, or (b), if the transferee is a trust, pursuant to the terms of the trust agreement by reason of the death of any settlor.

                           F. Further Acts. The Company may require as a condition to the transfer of any Option or Reload Option such additional information and agreements from the Optionee and the proposed transferee as the Company may deem necessary or beneficial for purposes of complying with this Section or any applicable federal or state law, rule or regulation.

                           G. Disclaimer. The Company's acceptance of any transfer of an Option or Reload Option shall not be considered legal or tax advice to the Optionee or the proposed transferee as to their compliance with any applicable law, rule or regulation or the legal or tax consequences of such transfer or the subsequent exercise of the transferred Option or the sale or exchange of any of the shares of Common Stock acquired on exercise of the transferred Option.

7.       TERMS OF RESTRICTED STOCK GRANTS

         7.1 Continued Services. As consideration for the issuance of the Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree to continue as a Director of the Company for a period of at least one (1) year (or such shorter period as may be fixed by the Administrator) after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement shall confer on any Restricted Stockholder any right to continue as a Director of the Company for any period or any particular period or shall interfere with or restrict in any way the rights of the Company to terminate the Restricted Stockholder's status as a Director at any time for any reason whatsoever, with or without cause.

         7.2 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the Restricted Stockholder, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Restricted Stock.

         7.3 Restriction on Transfer. Notwithstanding anything in this Plan or any Restricted Stock Agreement to the contrary, no Restricted Stockholder may sell or otherwise transfer, whether or not for value, any of the Restricted Stock prior to six (6) months after the date of the award of the Restricted Stock.

         7.4 Restriction. All shares of Restricted Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Restricted Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Restricted Stock and restrictions based on the continuation of the Restricted Stockholder's status as a Director of the Company, and the Company's or the Restricted Stockholder's performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions at any time and from time to time. The restrictions, if any, imposed by the Administrator under this Section need not be identical for all Restricted Stock and the imposition of any restrictions with respect to any Restricted Stock shall not require the imposition of the same or any other restrictions with respect to any other Restricted Stock.

         7.5 Repurchase of Unvested Restricted Stock. Each Restricted Stock Agreement shall provide that the Company shall have the right to repurchase from the Restricted Stockholder the unvested Restricted Stock upon a termination of the Restricted Stockholder's status as a Director of the Company at a cash price per share equal to the purchase price paid by the Restricted Stockholder for such Restricted Stock; provided that provision may be made that no such right of repurchase shall exist in the event of such a termination without cause or following a Change In Control.

         7.6 Repurchase of Vested Restricted Stock. In the discretion of the Administrator, the Restricted Stock Agreement may provide that the Company shall have the right to repurchase the vested Restricted Stock upon a termination of the Restricted Stockholder's status as a Director of the Company at a cash price per share equal to the then Fair Market Value of the Common Stock; provided that provision may be made that no such right of repurchase shall exist in the event of such a termination without cause or following a Change In Control.

         7.7 Legend. The Administrator shall cause a legend or legends to be placed on certificates representing shares of Restricted Stock that are subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

8.       CONDITIONS UPON ISSUANCE OF SHARES

         8.1 Compliance with Law. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         8.2 Investment Intent. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by applicable law.

         8.3 Governmental Consents. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell, or any delay in issuing or selling, such shares as to which such requisite shall not have been obtained.

9.       TAX WITHHOLDING

         To the extent that the exercise of any Option (including any Reload Option) granted hereunder gives rise to an income tax withholding obligation on the part of the Company with respect to the Optionee, the Company may satisfy such obligation on such terms and in accordance with such procedures as it deems appropriate under applicable law. At the election of the Optionee, such withholding obligation may be satisfied through the Optionee's surrender of shares of Common Stock owned by the Optionee or through the Company's retention of shares of the Common Stock which would otherwise be issued as a result of the exercise of the Option. If withholding is made in shares of Common Stock, the Company shall grant to the Optionee a Reload Option, on the terms specified in
Section 6.4 hereof for the number of shares so withheld.

10.      ADMINISTRATION

         10.1 Procedure. The Plan shall be administered by the Board of Directors or the Committee. The Committee shall consist of not less than two (2) Directors all of whom shall be Non-Employee Directors of the Company within the meaning of Rule 16b-3. Once appointed, the Committee shall continue to administer the Plan until otherwise directed by the Board of Directors. The Board of Directors may increase the size of the Committee and may appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law. No member of the Board of Directors or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. Subject to the terms of this Plan, the Board of Directors or the Committee shall determine:

         10.2 Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion, to:

                  10.2.1 Select the Directors to whom Options, Restricted Stock and other Awards may be granted or awarded hereunder;

                  10.2.2   Determine   whether  and  to  what  extent   Options,
Restricted Stock and other Awards are granted or awarded hereunder;

                  10.2.3 Determine the number of shares of Common Stock to be covered by Options, Restricted Stock and other Awards granted or awarded hereunder;

                  10.2.4 Determine the Fair Market Value of the Common Stock in accordance with Section 2.16 hereof;

                  10.2.5  Approve  forms  of  the  Option   Agreements  and  the
Restricted Stock Agreements, which Agreements need not be identical;

                  10.2.6 Determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder, including, but not limited to, the exercise price, the time or times when Options or Restricted Stock may be exercised or become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Restricted Stock or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  10.2.7 Construe and interpret the terms of the Plan and awards granted under the Plan;

                  10.2.8 Prescribe, amend and rescind rules and regulations relating to the Plan;

                  10.2.9 Modify or amend each Option or Restricted Stock;

                  10.2.10 Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or the award of Restricted Stock previously authorized by the Administrator;

                  10.2.11 Determine the terms and restrictions applicable to Options and any Restricted Stock; and

                  10.2.12 Make all other determinations deemed necessary or advisable for administering the Plan.

         10.3 Committee Procedure. If the Committee acts as the Administrator, the Administrator shall act pursuant to the vote or written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board of Directors. Subject to the provisions of the Plan and the directions of the Board of Directors, the Committee may establish and follow such other rules and regulations for the conduct of its business as it may deem advisable.

         10.4 Professional Assistance; Good Faith Actions. The Administrator may, with the approval of the Board of Directors, employ and rely on the advice of attorneys, consultants, accountants, appraisers, brokers, or other persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company and all other interested persons. No member of the Administrator or the Board of Directors or any officer, employee or agent of the Company shall be personally liable for any action, determination or interpretation made by the Administrator in good faith with respect to this Plan, any Options or Restricted Stock granted or awarded under this Plan, or any Option Agreement or Restricted Stock Agreement.

         10.5   Indemnification.   In   addition   to  any   other   rights   of
indemnification they may have, the Administrator and the members of the Administrator shall be indemnified by the Company against reasonable expenses, including attorneys' fees and costs, incurred in connection with the defense of any claim, action, suit, or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or
Restricted Stock granted or awarded thereunder, or any Option Agreement or Restricted Stock Agreement, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding; provided that the foregoing indemnification shall not apply to matters as to which it shall be adjudged in such action, suit, or proceeding that the Administrator or such member is liable for gross negligence or willful misconduct in the performance of his or her duties. The indemnification provided in this Section shall be available only if, within sixty (60) days after institution of any such claim, action, suit, or proceeding, the Administrator or the member thereof seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend such claim, action, suit or proceeding.

11.      ADJUSTMENT OF SHARES

         11.1 Recapitalization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Options granted under the Plan, and the exercise price of such Options, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, the determination of which in that respect shall be final, binding, and conclusive.

         11.2 Reorganization or Liquidation of the Company.

                  11.2.1 Operative Events. In the event of (a) the complete liquidation of the Company, or (b) a merger, reorganization, or consolidation of the Company with any other corporation (other than a Subsidiary of the Company) in which the Company is not the surviving corporation or the Company becomes an eighty percent (80%) or more owned subsidiary of another corporation, or (c) any sale of all or substantially all of the Company's assets, any unexercised Options then outstanding under the Plan shall be deemed canceled as of the effective date of any such liquidation, merger, reorganization, consolidation or sale, unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the Options under the Plan or to issue substitute options in place thereof; provided that, if any Options granted under the Plan would be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a 10-day period ending on the fifth day prior to the effective date of such liquidation, merger, reorganization, consolidation or sale, to exercise the Options in whole or in part even though the Option otherwise was not then exercisable. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, the Company shall not be deemed to have been liquidated by reason of the merger or consolidation of the Company with or into a Subsidiary of the Company in a transaction in which the Company is not the surviving corporation.

                  11.2.2 Notice of Event. The Company shall give each Optionee at least thirty (30) days' prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale. Notwithstanding anything in this Plan or in any Stock Option Agreement to the contrary, (i) all Option exercises effected during the foregoing 10-day period shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii) if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then (A) all exercises during the foregoing 10-day period shall cease to be effective ab initio and (B) the outstanding Options shall be exercisable as otherwise determined under the applicable Stock Option Agreements and without consideration of this Section
11.2.2 or the corresponding provisions of any Stock Option Agreement.

12.      TERM; TERMINATION; AND AMENDMENT OF PLAN

         12.1 Term of Plan. This Plan has been adopted by the Board of Directors as of February 27, 1996. The term of the Plan shall begin as of February 27, 1996, and shall continue until December 31, 2005, unless terminated sooner in accordance with the provisions of the Plan.

         12.2 Amendment And Termination Of The Plan

                  12.2.1 Amendment and Termination. The Board of Directors may at any time amend, alter, suspend or terminate the Plan.

                  12.2.2 Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

                  12.2.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Restricted Stockholder, unless mutually agreed otherwise between the Optionee or the Restricted Stockholder and the Administrator, which agreement must be in writing and signed by the Optionee or the Restricted Stockholder and the Company.

        12.3     Effect Of Amendments

                  12.3.1 Amendment of Options. From and after the Effective Date, the date of this Amended Plan, all of the terms and provisions of the Plan as amended shall apply to all Options which are outstanding as of such date and the Stock Option Agreements covering such Options shall be deemed automatically amended to reflect the amended terms of this Plan.

                  12.3.2 No Change in Price or Term. Notwithstanding anything in this Plan to the contrary, in no event shall the amendment of any Stock Option Agreement in accordance with the provisions of this Section change any or all of the number of shares covered by any Option or the exercise price, vesting schedule or term of the Option.

                  12.3.3 Amended Stock Option Agreements. Any Optionee who holds an Option that is deemed amended under this Section may at any time deliver to the Company his or her existing Stock Option Agreement and request that the Company deliver to the Optionee a new Stock Option Agreement incorporating the amended and restated terms and provisions of the Plan. The Company shall deliver to the Optionee a new Stock Option Agreement promptly after the Optionee's delivery of the existing Stock Option Agreement. NOTWITHSTANDING ANYTHING IN THIS PLAN TO THE CONTRARY, THE OPTIONEE SHALL BE SOLELY RESPONSIBLE FOR DETERMINING WHETHER THE AMENDMENT OF A STOCK OPTION AGREEMENT WILL CONSTITUTE A MODIFICATION OF THE OPTION AND THE COMPANY SHALL HAVE NO RESPONSIBILITY OR LIABILITY TO THE OPTIONEE BY REASON OF THE AMENDMENT OF A STOCK OPTION AGREEMENT BEING A MODIFICATION OF THE OPTION.

                            CERTIFICATE OF SECRETARY

             The undersigned, being the Corporate Secretary of the Company, does hereby certify that the Amended and Restated Directors Stock Plan effective as of February 22, 2000, was adopted by the Board of Directors of the Company at a duly called and held meeting of the Board of Directors on February 22, 2000, and was duly approved by the stockholders of the Company duly held on April 25, 2000.



Dated: August 9, 2000

                                        ----------------------------------------
                                        Jay D. Smith, Esq., Corporate Secretary